UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 9, 2006

NBTY, INC.

 (Exact Name of Registrant as Specified in Charter)

001-31788

(Commission File Number)

DELAWARE	11-2228617
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

90 Orville Drive
Bohemia, New York	11716
(Address of Principal Executive Offices)	(Zip Code)

(631) 567-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.                                  CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Previous independent registered public accounting firm

(i) Effective January 9, 2006, NBTY, Inc. (the “Registrant”) dismissed Deloitte & Touche LLP (“Deloitte”)  as its independent registered public accounting firm.

(ii) The reports of Deloitte for the Registrant’s financial statements and financial statement schedule for the fiscal years ended September 30, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The Audit Committee of the Board of Directors of the Registrant approved the decision to change independent accountants.

(iv) During the fiscal years ended September 30, 2004 and 2005, and through January 9, 2006, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement(s) in its reports on the financial statements for such years.

(v)  During the fiscal years ended September 30, 2004 and 2005, and through January 9, 2006, there were no reportable events (as described in item 304 (a)(1)(iv) of Regulation S-K).

(vi) The Registrant has provided a copy of the foregoing disclosure to Deloitte and has requested Deloitte furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of the letter from Deloitte, dated January 10, 2006, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

Effective January 12, 2006, the Registrant engaged Pricewaterhouse Coopers LLP (“PwC”) as its new independent accountants.  PwC had been the Registrant’s independent accountant prior to March 19, 2004.  During the period from March 19, 2004 through January 12, 2006, the Registrant did not consult PwC with regard to either: (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304 (a)(i)(iv) of Regulation S-K) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits.

16.1                           Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated January 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2006
NBTY, INC.

	By	/s/ Harvey Kamil
Harvey Kamil
President and Chief Financial Officer